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                                                                   Exhibit 10.64
                                                                   -------------

                                   Amendment 1


RF Monolithics, Inc. ("Company") and Tai-Saw Technology Co., Ltd. ("Contractor") agree that the Agreement between Company and Contractor entitled Manufacturing Agreement and dated October 12, 2001 (the Agreement) is hereby amended effective October 13, 2001 as follows:

Schedule A, A1; Wafer Foundry Products is deleted and replaced with the attached Schedule A (Amended), A1: Wafer Foundry Products.


IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative this 13th day of October, 2001.



RF MONOLITHICS, INC.                            TAI-SAW TECHNOLOGY CO., LTD.

 /s/ David T. Somerville                         /s/ Chih-Hsyong Wu
------------------------------------            --------------------------------
             (Authorized Signature)                       (Authorized Signature)

Name  David T. Somerville                       Name Chih-Hsyong Wu
      ------------------------------                 ---------------------------
             (Type or Print)                              (Type or Print)

Title VP-QA & Corporate Development             Title General Manager
      ------------------------------                  --------------------------
             (Type or Print)                              (Type or Print)


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                      Amendment 1 (Dated October 13, 2001)